Capital Stock (Narrative) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Capital Stock [Abstract]
Authorized amount of shares repurchase	$ 669,000,000	$ 1,000,000,000
Preferred stock, shares authorized (in shares)	30,000,000	30,000,000
Debt restrictions on Company's ability to pay dividends and repurchase its common stock	The amount of restricted payments permitted to be made, including dividends and repurchases of the Company’s common stock, may be limited to the cumulative excess of $200 plus 50% of adjusted net income plus proceeds from the exercise of employee stock options over the aggregate of restricted payments made since July 2004.
Limited cumulative excess amount, maximum	$ 200,000,000
Debt restrictions on payment of dividends and repurchase of common stock, percentage adjustment	50.00%